Exhibit 99.1
Rowan Companies Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Financial Information

On June 22, 2011, Rowan Companies, Inc. (“Rowan” and, together with its consolidated subsidiaries, the “Company”) completed the sale of all of the issued and outstanding common stock of LeTourneau Technologies, Inc. (“LeTourneau”) pursuant to a stock purchase agreement dated May 13, 2011 (the “Purchase Agreement”), between Rowan, as seller, and Joy Global Inc., as buyer. The purchase price was $1.1 billion in cash, subject, however, to certain post-closing working capital and other adjustments as specified in the Purchase Agreement.

The following unaudited pro forma consolidated financial information was derived from (i) the unaudited historical financial statements of the Company as of March 31, 2011, and for the three months ended March 31, 2011 and 2010, and (ii) the audited consolidated financial statements of the Company for the years ended December 31, 2010, 2009 and 2008.  The unaudited pro forma consolidated financial information contained herein should be read in conjunction with the historical quarterly and annual consolidated financial statements of the Company from which the pro forma financial information was derived.

The unaudited pro forma consolidated financial information as of March 31, 2011, gives effect to the sale of LeTourneau as though the sale occurred on March 31, 2011, and the unaudited pro forma consolidated financial information for the three months ended March 31, 2011 and 2010, and for the years ended December 31, 2010, 2009, and 2008 gives effect to the sale of LeTourneau as though the transaction occurred on January 1, 2008, which is the beginning of the earliest period presented.

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2011
Assuming sale of LeTourneau occurred on March 31, 2011
(in thousands)

		Pro forma adjustments
		Deduct:
		Balances
	March 31, 2011	attributable to		Other pro forma		March 31, 2011
	Historical	LeTourneau		adjustments		Pro forma

Current assets:
Cash and cash equivalents	$189,654	$(4,234)		$1,028,000	(a)	$1,213,420
Receivables - trade and other	382,701	(97,519)		-		285,182
Inventories	395,964	(395,964)		-		-
Prepaid expenses and other current assets	61,828	(26,105)		27,716	(b)	63,439
Deferred tax assets, net	36,174	(27,782)		-		8,392
Total current assets	1,066,321	(551,604)		1,055,716		1,570,433

Property, plant and equipment - net	5,092,220	(138,598)		-		4,953,622

Other assets	99,452	(1,976)		-		97,476

Total assets	$6,257,993	$(692,178)		$1,055,716		$6,621,531

Current liabilities:
Current maturities of long-term debt	$52,149	$-		$-		$52,149
Accounts payable - trade	147,186	(66,266)		-		80,920
Deferred revenues	169,752	(160,364)		20,122	(b)	29,510
Billings in excess of costs and estimated profits on uncompleted contracts	19,404	(19,404)		-		-
Accrued income taxes	12,272	-		169,000	(c)	181,272
Other current liabilities	123,107	(59,642)		-		63,465
Total current liabilities	523,870	(305,676)		189,122		407,316

Long-term debt	1,121,585	-		-		1,121,585
Deferred income taxes - net	551,119	(15,394)		63,000	(c)	598,725
Other liabilities	264,229	-		-		264,229

Total stockholders' equity	3,797,190	(371,108	)(d)	803,594	(d)	4,229,676

Total liabilities and stockholders' equity	$6,257,993	$(692,178)		$1,055,716		$6,621,531

(a) Estimated net cash proceeds from sale, after estimated working capital adjustments of $54 million, estimated employee-related costs of $8 million, and estimated transaction costs of $10 million.

(b) Assets and liabilities transferred from LeTourneau to the Company in connection with the transfer to the Company of an equipment purchase agreement between LeTourneau, as seller, and a customer, under the terms of the Purchase Agreement.

(c) Estimated income tax effects of the gain on sale of LeTourneau.

(d) Estimated after-tax gain on sale, which totals $432 million.

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
For the Three Months Ended March 31, 2011
Assuming sale of LeTourneau occurred on January 1, 2008
(in thousands)

	Three months ended March 31, 2011
		Deduct: Operations
		attributable to
	Historical	LeTourneau	Pro Forma

REVENUES	$364,281	$(114,246)	$250,035

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	241,921	(98,562)	143,359
Depreciation and amortization	49,366	(3,484)	45,882
Selling, general and administrative	32,392	(11,422)	20,970
Gain on disposals of property and equipment	(2,014)	199	(1,815)
Total costs and expenses	321,665	(113,269)	208,396

INCOME FROM OPERATIONS	42,616	(977)	41,639

OTHER INCOME/EXPENSE:
Interest expense, net of interest capitalized	(5,319)	-	(5,319)
Interest income	146	(117)	29
Other - net	(14)	(1,069)	(1,083)
Total other income/expense - net	(5,187)	(1,186)	(6,373)

INCOME BEFORE INCOME TAXES	37,429	(2,163)	35,266
Provision for income taxes	5,357	(711)	4,646

NET INCOME	$32,072	$(1,452)	$30,620

PER SHARE AMOUNTS:
Net income - basic	$0.26		$0.24
Net income - diluted	$0.25		$0.24

Shares - basic	125,431		125,431
Shares - diluted	127,188		127,188

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
For the Three Months Ended March 31, 2010
Assuming sale of LeTourneau occurred on January 1, 2008
(in thousands)

	Three months ended March 31, 2010
		Deduct: Operations
		attributable to
	Historical	LeTourneau	Pro Forma

REVENUES	$432,405	$(101,421)	$330,984

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	221,117	(84,570)	136,547
Depreciation and amortization	45,492	(3,992)	41,500
Selling, general and administrative	25,797	(9,456)	16,341
Gain on disposals of property and equipment	(129)	(171)	(300)
Material charge - manufacturing inventories	42,024	(42,024)	-
Total costs and expenses	334,301	(140,213)	194,088

INCOME FROM OPERATIONS	98,104	38,792	136,896

OTHER INCOME/EXPENSE:
Interest expense, net of interest capitalized	(5,679)	-	(5,679)
Interest income	181	(20)	161
Other - net	1,545	(1,529)	16
Total other income/expense - net	(3,953)	(1,549)	(5,502)

INCOME BEFORE INCOME TAXES	94,151	37,243	131,394
Provision for income taxes	29,528	11,611	41,139

NET INCOME	$64,623	$25,632	$90,255

PER SHARE AMOUNTS:
Net income - basic	$0.57		$0.80
Net income - diluted	$0.56		$0.79

Shares - basic	112,857		112,857
Shares - diluted	114,467		114,467

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2010
Assuming sale of LeTourneau occurred on January 1, 2008
(in thousands)

	Year ended December 31, 2010
		Deduct: Operations
		attributable to
	Historical	LeTourneau	Pro Forma

REVENUES	$1,819,207	$(610,441)	$1,208,766

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	1,066,290	(512,384)	553,906
Depreciation and amortization	186,563	(16,378)	170,185
Selling, general and administrative	132,586	(47,550)	85,036
Loss on disposals of property and equipment	788	(168)	620
Material charge - manufacturing inventories	42,024	(42,024)	-
Total costs and expenses	1,428,251	(618,504)	809,747

INCOME FROM OPERATIONS	390,956	8,063	399,019

OTHER INCOME/EXPENSE:
Interest expense, net of interest capitalized	(24,879)	-	(24,879)
Interest income	1,508	(219)	1,289
Gain on debt extinguishment	5,324	-	5,324
Other - net	6,108	(6,569)	(461)
Total other income/expense - net	(11,939)	(6,788)	(18,727)

INCOME BEFORE INCOME TAXES	379,017	1,275	380,292
Provision for income taxes	99,022	1,145	100,167

NET INCOME	$279,995	$130	$280,125

PER SHARE AMOUNTS:
Net income - basic	$2.39		$2.39
Net income - diluted	$2.36		$2.36

Shares - basic	117,021		117,021
Shares - diluted	118,818		118,818

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2009
Assuming sale of LeTourneau occurred on January 1, 2008
(in thousands)

	Year ended December 31, 2009
		Deduct: Operations
		attributable to
	Historical	LeTourneau	Pro Forma

REVENUES	$1,770,180	$(555,284)	$1,214,896

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	1,000,710	(475,553)	525,157
Depreciation and amortization	171,445	(15,522)	155,923
Selling, general and administrative	102,760	(34,756)	68,004
Gain on disposals of property and equipment	(5,748)	(562)	(6,310)
Total costs and expenses	1,269,167	(526,393)	742,774

INCOME FROM OPERATIONS	501,013	(28,891)	472,122

OTHER INCOME/EXPENSE:
Interest expense, net of interest capitalized	(8,028)	-	(8,028)
Interest income	1,240	(46)	1,194
Other - net	6,866	(6,853)	13
Total other income/expense - net	78	(6,899)	(6,821)

INCOME BEFORE INCOME TAXES	501,091	(35,790)	465,301
Provision for income taxes	133,587	(11,084)	122,503

NET INCOME	$367,504	$(24,706)	$342,798

PER SHARE AMOUNTS:
Net income - basic	$3.24		$3.02
Net income - diluted	$3.24		$3.02

Shares - basic	113,515		113,515
Shares - diluted	113,584		113,584

Rowan Companies, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2008
Assuming sale of LeTourneau occurred on January 1, 2008
(in thousands)

	Year ended December 31, 2008
		Deduct: Operations
		attributable to
	Historical	LeTourneau	Pro Forma

REVENUES	$2,212,736	$(761,113)	$1,451,623

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	1,254,610	(624,814)	629,796
Depreciation and amortization	141,395	(15,534)	125,861
Selling, general and administrative	115,226	(45,991)	69,235
Gain on disposals of property and equipment	(30,701)	(257)	(30,958)
Material charges	111,171	(86,536)	24,635
Gain on hurricane-related event	(37,088)	-	(37,088)
Total costs and expenses	1,554,613	(773,132)	781,481

INCOME FROM OPERATIONS	658,123	12,019	670,142

OTHER INCOME/EXPENSE:
Interest expense, net of interest capitalized	(1,198)	-	(1,198)
Interest income	6,295	(56)	6,239
Other - net	(9,129)	10,491	1,362
Total other income/expense - net	(4,032)	10,435	6,403

INCOME BEFORE INCOME TAXES	654,091	22,454	676,545
Provision for income taxes	226,463	6,286	232,749

NET INCOME	$427,628	$16,168	$443,796

PER SHARE AMOUNTS:
Net income - basic	$3.80		$3.94
Net income - diluted	$3.77		$3.92

Shares - basic	112,632		112,632
Shares - diluted	113,346		113,346